EXHIBIT 10.14

     THIS INDENTURE made effective as of the first day of September, 1999.

BETWEEN:

            Derango Resources Inc.

            (herein called the "Landlord")

                                                               OF THE FIRST PART

AND:

            Ableauctions.com Inc.

            (herein called the "Tenant")

                                                              OF THE SECOND PART
ARTICLE 1 - DEFINITIONS

     The Landlord and the Tenant hereby agree that in this Lease the following words or phrases shall, unless there is something in the context inconsistent therewith, have the meanings hereinafter set out:

1.1  "Actual Costs" shall have the meaning set out in paragraph 5.2;

1.2 "Additional Rent" shall mean the Actual Costs, the Estimated Costs, the Building Proportionate Share of the Building Operating Expenses, the Project Proportionate Share of the Project Operating Expenses, the Project Proportionate Share of the Taxes and together with all other sums which may be payable to the Landlord hereunder or reimbursable to the Landlord hereunder, including, without limitation, all interest and penalties payable hereunder, whether or not such sums are referred to as Rent or Additional Rent or otherwise, but excluding the Annual Basic Rent;

1.3 "Annual Basic Rent" shall mean the amount specified as such in paragraph 4.1(a) hereof;

1.4 "Building" shall mean the building and improvements erected on the Land and shown outlined in red on the plan attached hereto as Schedule "A" together with any additions, alterations and replacements thereto;

1.5 "Building Operating Expenses" shall mean and include all expenses ordinarily chargeable against income in connection with the operation and maintenance of all or any portion of the Building and without restricting the generality of the foregoing shall include:

     (a) all charges for water, gas, electric light and power and all other utilities and services used on or in respect of the Building or any part thereof and all fittings, machines, apparatus, meters and any other thing leased in respect thereof, and all work and services performed by any corporation, authority or commission in connection with such utilities, less any Utility Costs recovered from the Tenant and other tenants of the Building pursuant to paragraphs
          5.1 or 5.2 hereof;

     (b) all salaries and wages (including employee benefits and worker's compensation assessments) and the costs of independent service contracts incurred in the maintenance and operation of all or any portion of the Building;

     (c) all consultant's fees as required from time to time in respect of all or any portion of the Building;

     (d) all costs of building and cleaning supplies, employee uniforms and dry cleaning in connection with the Building;

     (e) all costs of repairs and replacement to and maintenance of the operation of all or any portion of the Building, and including without limiting the generality of the foregoing the repair and replacement of the Roof;

     (f) all costs of capital improvements required pursuant to any governmental law or regulation which were not required at the time of construction of the Building and capital improvements which substantially reduce projected Building Operating Expenses amortized over their useful life as determined by the Landlord in accordance with generally accepted accounting principles, and the cost of purchasing extended warranties on capital equipment and machinery;

     (g) management and administration charges of the Landlord in the sum of five (5%) percent of the total cost under this paragraph 1.5 before such charges;

     (h) depreciation, computed by the Landlord in accordance with generally accepted accounting principles, of fixtures and equipment comprising or located on the Building which by their nature require periodic replacement or substantial replacement; and

     (i) all payments whatsoever to railway companies or other authorities operating any railway spur lines servicing the Building which are required to be made whether in respect to the initial construction of the said railway spur line or in respect of any and all payments and compensation including, without limitation, any prepayments for the use of the railway facilities and other materials or otherwise and the costs of repairs and replacements of the rail lines, track bed, ties and any other apparatus;

but shall not include interest on the Landlord's debt, capital retirement of the Landlord's debt, income or capital tax of the Landlord or costs incurred in leasing or procuring new tenants;

1.6  "Building Proportionate Share" shall mean 100% of the total;

1.7  "Commencement Date" shall mean the first day of September, 1999

1.8 "Common Areas and Facilities" shall mean those parts of the Land and the Building including, without limitation, the Roof, exterior walls, exterior and interior structural elements and bearing walls in the Building, electrical, plumbing, drainage, mechanical and other installations or services as well as the structures housing the same, fire prevention and communication systems, entrances to and exits from the Building and the Land, truck ways, loading docks or areas, storage rooms, delivery passages, railway spur lines servicing the Building, if any, freight elevators, if any, pedestrian sidewalks, parking areas, driveways, ramps, landscaped and planted areas, retaining walls, stairways, washrooms (other than washrooms within the Premises or other premises leased to tenants), and all fixtures, general signs, lighting facilities, improvements, facilities, equipment and installations thereupon or therein which the Landlord provides or designates from time to time for the general use by or for the benefit of the Tenant, its officers, agents, employees, customers and other invitees in common with other tenants of the Landlord and other persons permitted by the Landlord, excluding all of the Rentable Area of the Building whether or not leased to tenants;

1.9  "Estimated Costs" shall have the meaning set out in paragraph 5.2;

1.10 "Expiry Date" shall mean twelve o'clock noon on the 31st day of August, 2004;

1.11 "Landlord" shall mean only the owner or the mortgagee in possession for the time being of the Premises;

1.12 "Landlord's Mortgagees" shall mean the mortgagees, debenture holders and trustees on behalf of a mortgagee holding Mortgages;

1.13 "Land" shall mean all and singular that certain parcel or tract of land in the city of Burnaby, Province of British Columbia more particularly described as:

          3112 Boundary Road, Burnaby, B.C.

1.14 "Lease" shall mean this Indenture together with all schedules attached hereto;

1.15 "Lease Year" shall mean a twelve (12) month period commencing on the first day of September in any calendar year and ending on the last day of August in that calendar year, provided that the first Lease Year shall commence on the Commencement Date and end on the last day of August next following and the last Lease Year shall commence on the first day of September of the calendar year during which the Term expires and end upon the Expiry Date;

1.16 "Mortgages" shall have the meaning set out in paragraph 5.30;

1.17 "Premises" shall mean the portion of the Building shown outlined in red colour on the plan attached hereto as Schedule "B";

1.18 "Project Operating Expenses" shall mean and include all expenses ordinarily chargeable against income in connection with the operation and maintenance of all or any portion of the Land (excluding the Building Operating Expenses) and without restricting the generality of the foregoing shall include:

     (a) the total cost and expense to the Landlord of insuring the Land, the Building and all other buildings and improvements on the Land;

     (b) all costs of landscape repair, maintenance and replacement, snow removal, traffic control, security and pest control;

     (c) all costs of the maintenance and repair of the Land including, repair, maintenance and replacement of paving;

     (d) all costs and expenses of operating and maintaining a management office on the Land; and

     (e) management and administration charges of the Landlord in the sum of five (5%) percent of the total cost under this paragraph 1.18 before such charges;

but shall not include interest on the Landlord's debt, capital retirement of the Landlord's debt, income or capital tax of the Landlord or costs incurred in leasing or procuring new tenants;

1.19 "Project Proportionate Share" shall mean 100% of the total;

1.20 "Relative Portion" shall mean, with respect to any amount payable under this Lease, that fraction which has as its denominator the period of time expressed in days in respect of which an amount payable hereunder is calculated and which has as its numerator the number of days within the same calculation period, but which fall within the Term or any renewal period;

1.21 "Rent" shall mean the Annual Basic Rent and the Additional Rent;

1.22 "Rentable Area" shall mean the area expressed in square feet or its metric equivalent of space set aside by the Landlord for leasing to tenants of the Building, measured from the centre line of all walls separating the premises from adjacent premises and from the outer surface of other outer building walls, adjoining corridors and other permanent partitions; provided that if any part of the walls of the premises is recessed from the lines of the Building or lines of the wall, as the case may be, in which the premises are situate, the last mentioned lines shall be deemed to be the lines of the outside walls of the premises;

1.23 "Roof" shall mean the roof of the Building including the roof membrane, insulation and deck and all structural components of the roof;

1.24 "Signs" shall have the meaning set out in paragraph 5.12;

1.25 "Taxes" shall mean the aggregate of all taxes, local improvements or similar rates, duties, assessments and/or charges, municipal realty taxes, water taxes, school taxes, or any other taxes, rates, duties, assessments both general or special or any rate, duty, assessment, charge or tax levied, charged or assessed in lieu thereof now or at any time hereafter levied or imposed upon or in respect of the Land, the Building and all other buildings and improvements on the Land, and any parts thereof, by any governmental authority whether federal, provincial, municipal or otherwise, together with all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments) incurred by the Landlord in good faith contesting or appealing any such taxes, levies, rates, assessments or charges levied in lieu thereof, but excluding the Tenant's Taxes;

1.26 "Tenant's Taxes" shall mean all taxes, license and permit fees, rates, duties and assessments imposed or levied by any lawful authority covering any period during the Term and any renewal thereof and relating to or in respect of the business of the Tenant or relating to or in respect of personal property and all business and trade fixtures, machinery and equipment, cabinet work, furniture and movable partitions owned or installed by the Tenant at the expense of the Tenant or being the property of the Tenant, or relating to or in respect of improvements to the Premises built, made or installed by the Tenant, on behalf of the Tenant or at the Tenant's request whether any such taxes are payable by law by the Tenant or by the Landlord and whether such taxes are included by the taxing authority in the taxes, licenses, rates, duties and assessments imposed or levied on or with respect to the Premises;

1.27 "Term" shall mean the period from September 1, 1999 to twelve o'clock noon on August 31st, 2004;

1.28 "Utility Costs" shall have the meaning set out in paragraph 5.1; and

1.29 "Utility Services" shall have the meaning set out in paragraph 2.1.


ARTICLE 2 - THE DEMISE

     WITNESSES that in consideration of the rents, covenants, conditions and agreements hereinafter respectively reserved and contained, the Landlord hereby demises and leases to the Tenant the Premises, subject to the easements and rights-of-way, if any, now or hereafter registered against the title to the Land and excepting and reserving to the Landlord, its officers, servants, agents and nominees, the following:

2.1 all the sewer mains, water mains, pipes and hydrants, street lighting systems, gas mains, culverts, drains, telephone and telegraph poles and wires, electrical distribution lines, and all other utility systems and works, together with all the appurtenances thereto belonging whether installed prior to the date of this Lease or thereafter and whether installed by the Landlord or any other person, except the Tenant, (herein collectively called the "Utility Services"); and

2.2 the right at all reasonable times to enter upon the Premises for the purpose of examining, constructing, repairing, replacing with the same or different size and quality of materials, enlarging or altering the Utility Services, provided however that in carrying out any such operations the Landlord shall not unreasonably disturb the Tenant's business and shall make good all damage to the Premises or any improvements thereon caused by such operations.

ARTICLE 3 - TERM

     To  have  and  to  hold  the  Premises,   subject  to  the  exceptions  and
reservations aforesaid, unto the Tenant for the Term from and including the Commencement Date until the Expiry Date.

ARTICLE 4 - RENT

4.1  Annual Basic Rent and Additional Rent

     Yielding and paying therefor during the Term the following Rent payable to the Landlord in care of Derango Resourses Inc. at 3112 Boundary Road, Burnaby, B.C. or at such other place as the Landlord may from time to time designate in writing, in the following instalments:

     (a) rent of Twenty Seven Thousand Nine Hundred and Ninety One dollars ($27,991.12) per annum (herein called the "Annual Basic Rent") payable in advance in equal consecutive monthly instalments of two thousand three hundred and thirty two Dollars ($2332.60) each on the first day of each and every month in each and every year of the Term commencing on the first day of September, 1999 and continuing until and including the first day of the month immediately preceding the Expiry Date; and

     (b) the Additional Rent payable in accordance with the provisions of this Lease.

4.2  No Abatement

     The Tenant covenants and agrees with the Landlord that all of the Rent payable under this Lease shall be paid by the Tenant to the Landlord without demand, deduction, set-off or abatement whatsoever, except as specifically provided in subparagraph 7.4(a). The Tenant covenants and agrees that the Landlord may at its option apply all sums received from or due to the Tenant against any amounts due and payable hereunder in such manner as the Landlord may see fit, regardless of any designation or instructions by the Tenant to the contrary.

4.3  Post-Dated Cheques or Pre-Authorized Withdrawal

     The Tenant covenants and agrees to provide the Landlord with a series of twelve (12) post-dated cheques payable at par on the Commencement Date and upon each yearly anniversary thereafter during the Term and any renewal thereof. Each cheque shall be in the amount of the monthly instalment of the Annual Basic Rent provided for herein and, if required by the Landlord, shall also include a monthly amount estimated by the Landlord from time to time in respect of the whole or any portion of the Additional Rent as the Landlord may require. Provided however, if the Commencement Date is not the first day of a month then the first and last cheques shall be in the amount of the Relative Portion of the monthly instalment of the Annual Basic Rent and the Additional Rent required by the Landlord. In the alternative, at the Tenant's option, it shall duly execute and deliver to the Landlord, the Landlord's standard pre-authorized withdrawal form directed to a Canadian chartered bank or other financial institution acceptable to the Landlord and requiring such bank or other financial institution to deduct from the Tenant's account with such bank or financial institution and to pay to the Landlord each month during the Term and any renewal thereof an amount equal to the monthly instalments of the Annual Basic Rent provided for herein, and, if required by the Landlord, such payment shall also include a monthly amount estimated by the Landlord from time to time in respect of the whole or any portion of the Additional Rent as the Landlord may require. Provided however, if the Commencement Date is not the first day of a month then the first and last payments shall be in the amount of the Relative Portion of the monthly instalment of the Annual Basic Rent and the Additional Rent required by the Landlord. The Tenant shall forthwith upon request by the Landlord execute and deliver to the Landlord such authorizations and documents as may be required by the Landlord from time to time in order to enable the Landlord to obtain all such payments. The failure of the Tenant to comply in any way with the provisions of this paragraph 4.3 shall be deemed to be a default under this Lease and shall entitle the Landlord to exercise any and all remedies available to the Landlord under this Lease.

4.4  Adjustment

     If the Term shall commence or cease on a day other than the commencement of or the end of any period of time in respect of which any amount payable hereunder is calculated, then the Tenant shall pay to the Landlord its Relative Portion of such amount for such period of time.

ARTICLE 5 - TENANT'S COVENANTS

     The Tenant hereby covenants and agrees with the Landlord as follows:

5.1  To Pay

     The Tenant shall pay the Rent, and shall pay when due all charges for water, gas, telephone, electric light and power and all other utilities and services used on or in respect of the Premises or any part thereof and shall pay for all fittings, machines, apparatus, meters and any other thing leased in respect thereof, and for all work and services performed by any corporation, authority or commission in connection with such utilities in respect of the Premises (herein collectively called the "Utility Costs"). The Tenant shall promptly pay the Tenant's Taxes as they become due and the Tenant shall pay to the Landlord the Project Proportionate Share of the Project Operating Expenses and the Building Proportionate Shares of the Building Operating Expenses, forthwith upon demand therefor during the Term and any renewal thereof. The Tenant shall provide to the Landlord, when and if requested by the Landlord, the receipt for each payment made by the Tenant in respect of the Tenant's Taxes and all other payments required to be made by the Tenant hereunder. The Tenant shall install or cause to be installed, at the expense of the Tenant, separate meters for measuring the consumption of all utilities in respect of the Premises within a reasonable time after request by the Landlord.

5.2  Landlord May Estimate Costs

     The Tenant covenants and agrees that the Landlord shall have the right to make reasonable forward estimates for each Lease Year of the amount of any or all of the Utility Costs for which a separate billing in respect of the Premises is not made by the corporation, authority or commission supplying any of the Utility Services, but which the Landlord, acting reasonably, allocates to the Premises (herein collectively called the "Estimated Costs"). The Tenant covenants and agrees to pay to the Landlord, within fifteen (15) days after receipt by the Tenant of a written request from the Landlord, the whole or any portion of the Estimated Costs as determined by the Landlord in order to enable the Landlord to pay to the appropriate person or authority all or any portion of the actual amount of the Utility Costs which are not separately metered to the Premises but which the Landlord, acting reasonably, allocates to the Premises (herein collectively called the "Actual Costs") before the date on which such Actual Costs are due, without the Landlord incurring any interest or penalty. Notwithstanding the foregoing, the Landlord shall have the right to require the Tenant to pay to the Landlord an amount equal to one-third (1/3) of the Estimated Costs for each Lease Year in each month during each Lease Year on the first day of each month. In the event that the Landlord determines, after the end of a Lease Year, that the Actual Costs for the preceding Lease Year exceed the Estimated Costs paid by the Tenant for that Lease Year, then the Tenant shall within fifteen (15) days after receipt by the Tenant of a written request from the Landlord, pay to the Landlord the amount by which the Actual Costs for such Lease Year exceed the Estimated Costs paid by the Tenant for such Lease Year. In the event that the Landlord determines, after the end of a Lease Year, that the Actual Costs for the preceding Lease Year are less than the Estimated Costs paid by the Tenant for that Lease Year, then the Landlord shall credit to the Tenant towards the Estimated Costs for the next following Lease Year, the amount by which the Estimated Costs for such Lease Year exceed the Actual Costs for such Lease Year. A certificate of an officer of the Landlord of the amount of the Actual Costs for any Lease Year shall be final and binding upon the Tenant and the Landlord.

5.3  Taxes

     (a) The Tenant will, as additional rent, in each and every year during the Term, pay to the Landlord the Project Proportionate Share of the Taxes.

     (b) The Landlord agrees to provide the Tenant upon request with copies of all assessment notices within a reasonable time after receipt and the Landlord further agrees to provide the Tenant upon request with proof of payment of the Taxes, provided that the Tenant has paid to the Landlord the Project Proportionate Share of the Taxes.

     (c) Prior the commencement of each calendar year during the Term or as soon after the Commencement Date as is reasonably possible, the Landlord shall furnish to the Tenant an estimate of the amount of the Taxes payable by the Tenant under paragraph 5.3(a), and the Tenant shall pay to the Landlord on the first day of each of the first six
          (6) months of such calendar year during the Term the amount calculated by the Landlord to be one-third (1/3) of such estimated amount, provided that if on the first day of any such month the Landlord has not furnished to the Tenant the estimate hereinbefore provided for, the Tenant shall pay to the Landlord the amount due as aforesaid in respect to such month as soon as such estimate is furnished by the Landlord to the Tenant.

     (d) After all bills for the Taxes for each calendar year have been received, the Tenant agrees to pay to the Landlord within fourteen
          (14) days after written request by the Landlord, the Project Proportionate Share of the amount of such Taxes, subject to credit being given for the monthly payments made under the provisions of paragraph 5.3(c) and subject to making due adjustment when the Term subsists during only a part of such calendar year. The Landlord shall refund to the Tenant or give a credit to the Tenant for any amount of any overpayment made by the Tenant occasioned by the Taxes for such calendar year being less than the estimate of the Taxes for such calendar year provided by the Landlord under paragraph 5.3(c). The certificate of a chartered accountant appointed by the Landlord shall, in the event of dispute, be conclusive and binding upon the Landlord and the Tenant as to any amounts payable under this paragraph 5.3, and the cost of obtaining such certificate shall be borne by the Tenant.

     (e) If, in the sole opinion and discretion of the Landlord, the Taxes or any part thereof is not fair and equitable, the Landlord may take all steps necessary to contest or appeal the validity of the Taxes or any part thereof, and the Tenant shall not postpone or omit payment of the Taxes or any part thereof which is the responsibility of the Tenant under the terms of this Lease, whether because of any such appeal or contest or otherwise, but shall pay the same according to the assessed charge thereof, and the Tenant agrees that it will not initiate or be a party with anyone but the Landlord to any proceeding or appeal to contest the validity of the Taxes or any part thereof without the express written consent of the Landlord.

5.4  Operating Expenses

     Prior to the commencement of each Lease Year (in this paragraph called a "Fiscal Year"), or as soon thereafter as is reasonably possible, the Landlord shall furnish to the Tenant an estimate of the Project Operating Expenses and the Building Operating Expenses for such Fiscal Year and the Tenant shall pay to the Landlord on the first day of each month of such Fiscal Year during the Term and any renewal the amount, as calculated by the Landlord which is one-third (1/3) of the Project Proportionate Share of such Project Operating Expenses and one-third (1/3) of the Building Proportionate Share of such Building Operating Expenses, subject to making due adjustment where the Term did not subsist during the whole of such Fiscal Year. In the event that the actual Project Operating
Expenses in any Fiscal Year exceed the estimate of the Project Operating Expenses made by the Landlord for such Fiscal Year, the Tenant agrees to pay within fourteen (14) days of written demand the Project Proportionate Share of such excess. In the event that the actual Building Operating Expenses in any Fiscal Year exceed the estimate of the Building Operating Expenses made by the Landlord for such Fiscal Year, the Tenant also agrees to pay within fourteen
(14) days of written demand the Building Proportionate Share of such excess. The Landlord shall give credit to the Tenant for the amount of any overpayment made by the Tenant occasioned by the actual Project Operating Expenses for such Fiscal Year being less than the estimate of the Project Operating Expenses for such Fiscal Year or by the actual Building Operating Expenses for such Fiscal Year being less than the estimate of the Building Operating Expenses for such Fiscal Year. Upon the expiry of the Term and the fulfilment by the Tenant of all of its obligations under this Lease any excess shall be refunded to the Tenant. The certificate of an officer of the Landlord shall, in the event of dispute, be conclusive and binding upon the Landlord and the Tenant as to any amounts payable under this paragraph 5.4. This paragraph 5.4 is subject to making due adjustment where the Term did not subsist during the whole of such Fiscal Year. The Landlord shall provide to the Tenant an annual statement of the Project Operating Expenses and the Building Operating Expenses. If the Tenant does not give to the Landlord written notice of objection to such statement within sixty (60) days from the date of receipt of such statement of the Project Operating Expenses and the Building Operating Expenses, then the Tenant shall be conclusively deemed to have accepted such statement and shall have no further right to dispute the Project Operating Expenses or the Building Operating Expenses covered by such statement, or any part thereof. If, at any time during any Fiscal Year, less than ninety-five (95%) percent of the Rentable Area of the Building is either occupied by tenants or unoccupied but having a portion of the Building Operating Expenses paid in respect of it and if the Tenant is in occupation of the Premises the Landlord shall have the right to reasonably allocate the amount of any cost included in the Building Operating Expenses that is determined on an incremental basis (for example, on a per square foot or a per floor basis) and that is related to tenant occupancy amongst the tenants in occupation so that the Landlord will fully recover its expenditure therefor, provided, however, that the Tenant shall never be required to pay more than it would have paid if all of the Rentable Area of the Building were fully occupied.

5.5  Insurance

     (a) The Tenant shall, at its sole cost and expense during the Term and during such other period of time that the Tenant occupies the Premises, take out and maintain in full force and effect, the following:

          (i) "all risks" insurance upon all merchandise, stock-in-trade, furniture, fixtures, equipment, leasehold improvements and other property of every kind and description located at the Premises, owned by the Tenant or for which the Tenant is responsible or legally liable, in an amount at least equal to the full insurable value thereof, calculated on a replacement cost basis. In the event that a dispute arises as to that sum which represents full replacement cost, the decision of the Landlord's insurance advisers, acting reasonably, shall be conclusive;

          (ii) "broad form" boiler and machinery insurance upon any boilers, pressure vessels or mechanical equipment located at the Premises in such amount as the Landlord may reasonably require from time to time;

          (iii) comprehensive bodily injury and property damage liability insurance applying to the operations of the Tenant carried on from the Premises and which shall include, without limitation, personal injury liability, product liability, contractual liability, non-owned automobile liability, protective liability and tenant's legal liability with respect to the occupancy by the Tenant of the Premises; and such insurance shall be written for an amount of not less than two million ($2,000,000.00) dollars per occurrence, or such higher amount as the Landlord may from time to time reasonably require; and

          (iv) any other form or forms of insurance as the Landlord or the Landlord's Mortgagees may reasonably require from time to time in amounts and for perils against which a prudent tenant would protect itself in similar circumstances.

     (b) All policies of insurance referred to in this paragraph 5.5 shall include the following provisions:

          (i) the policies shall not be affected or invalidated by any act, omission or negligence of any person which is not within the knowledge or control of the insured thereunder;

          (ii) all property damage policies written on behalf of the Tenant shall contain a waiver of any subrogation rights which the Tenant's insurer(s) may have against the Landlord and against those for whom the Landlord is, in law, responsible, whether any insured loss or damage is caused by the act, omission or negligence of the Landlord or by those for whose acts the Landlord is, in law, responsible or otherwise;

          (iii) all policies of liability insurance shall name the Landlord and any persons or corporations designated by the Landlord, as additional insureds and shall provide that each person, firm or corporation insured under such policies shall be insured in the same manner and to the same extent as if separate policies had been issued to each; and

          (iv) all policies shall contain an undertaking by the insurers to notify the Landlord and the Landlord's Mortgagees, in writing, not less than thirty (30) days prior to any cancellation or other termination thereof, or any change which restricts or reduces the coverage afforded thereby.

     (c) All policies of insurance referred to in this paragraph 5.5 shall be underwritten by insurers acceptable to the Landlord and on policy forms satisfactory to the Landlord. The Tenant agrees that certificates of insurance or, if required by the Landlord or any of the Landlord's Mortgagees, certified copies of each policy, will be delivered to the Landlord as soon as practicable after the placing thereof. The Tenant shall, when required by the Landlord, forthwith provide to the Landlord evidence that all premiums for all insurance policies have been paid.

     (d) For good and valuable consideration, the Tenant does hereby release and relieve the Landlord and those persons for whom the Landlord is, in law, responsible, from liability and responsibility for, and waives its entire claim for recovery for any loss or damage whatsoever arising out of or incident to the occurrence of any of the perils covered by, or which would be covered by, the insurance policies which the Tenant is obligated to obtain and maintain in force under the terms of this Lease, whether any such loss or damage is caused by the act, omission or negligence of the Landlord or by those persons for whom the Landlord is, in law, responsible or otherwise.

     (e) The Tenant shall not do or permit anything to be done upon the Land, the Building or the Premises whereby any policy of insurance against loss or damage to the Land, the Building or the Premises or against legal liability for damage to persons or property caused by the ownership, maintenance, use or occupancy of the Land, the Building or the Premises, or by reason of the conduct of any business carried on thereon, may be invalidated, and, for such purpose, upon receipt of notice in writing from any insurer of the Land, the Building or the Premises requiring the execution of works or a discontinuance of any operations in order to correct such situation, the Tenant shall comply therewith. The Tenant shall also comply with any and all regulations or orders of the Insurer's Advisory Organization of Canada with respect to the Premises.

     (f) The Tenant shall not do or permit anything to be done or exist upon the Premises whereby the rate of premium quoted by any insurer in respect of the insurance of the Building or any building or part of a building or the contents thereof adjoining or near the Premises shall at any time be higher than the rate usually charged in respect of the Building or such adjoining or neighbouring building. Without restricting the rights of the Landlord hereunder in the event of any breach by the Tenant of this subparagraph 5.5(f), the Tenant shall repay to the Landlord, on demand, from time to time during the Term and any renewal thereof an amount equal to the increase in the rate of premium for such insurance above the usual rate of premium for such insurance, resulting from anything done or existing upon the Premises. In determining whether increased premiums are a result of the Tenant's use or occupancy of the Premises, a schedule issued by the insurer of the Building or its agent computing the insurance rate of the adjoining or neighbouring building or the Building showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate.

     (g) The Tenant agrees that if the Tenant fails to take out or keep in force any insurance coverage referred to in this paragraph 5.5, or if any such insurance is not approved by the Landlord and the Landlord's Mortgagees, and the Tenant does not rectify the situation within seventy-two (72) hours after written notice by the Landlord to the Tenant setting forth the Landlord's objections, then the Landlord shall have the right, without assuming any obligation in connection therewith, to effect such insurance coverage and shall have the right to recover all costs and premiums incurred in effecting such insurance coverage from the Tenant pursuant to paragraph 7.5 hereof.

5.6  Repair

     The Tenant shall examine the Premises before taking possession hereunder and such taking of possession shall be conclusive evidence as against the Tenant that at the Commencement Date the Premises were in good order and repair. The Tenant shall, at all times during the Term and any renewal thereof, promptly, at its own expense, repair, decorate, cleanse, renew and maintain the Premises in a first class condition, including without limiting the foregoing the interior walls and the floor of the Building and all other fixtures, machinery, facilities, equipment and appurtenances comprising the Premises or any part thereof, except repair resulting from reasonable wear and tear. At the end or sooner termination of the Term or any renewal thereof the Tenant shall yield up to the Landlord, without notice from the Landlord, the Premises including all fixtures, repaired, decorated, paved, cleaned, renewed and maintained in the condition aforesaid. Without limiting the generality of the foregoing, the Tenant shall heat the Premises in a reasonable manner so as to prevent any damage thereto by reason of frost or moisture.

5.7  Repair on Notice

     The Tenant shall permit the Landlord and its duly authorized agents or nominees, with or without workmen and others, at all reasonable times to enter upon the Premises for the purpose of examining the state of repair, condition and use thereof, and to permit such entry after the Landlord shall have given twenty-four (24) hours' notice in writing to the Tenant of such intended entry and examination and in every case the Tenant shall afford the Landlord all aid and facilities in such entry and examination and upon notice in writing of defect or want of repair being given by the Landlord to the Tenant, to cause the same to be repaired, as required by paragraph 5.6 hereof, within thirty (30) days from the date of the giving of such notice by the Landlord. If the Tenant shall at any time default in the performance or observance of any of the covenants in this Lease for or relating to the repair, maintenance, cleaning, renewal or decoration of the Premises or any part thereof and such default shall continue for thirty (30) days after notice in writing from the Landlord of default in respect of repair, maintenance, cleaning, renewal or decoration of the Premises then the Tenant shall permit the Landlord and its duly authorized agents and nominees, with or without workmen and others, and without prejudice to the Landlord's right of re-entry, to enter into and upon the Premises and repair, decorate, clean, renew and maintain the same at the expense of the Tenant and the Tenant shall afford the Landlord all aid and facilities in doing or causing the same to be done, and shall repay to the Landlord on demand all costs and expenses in respect of such repairs, maintenance, cleaning, renewal and decoration as aforesaid.

5.8  Business and Trade Fixtures

     The Tenant may install its usual business and trade fixtures in the usual manner, provided such installation does not damage the Premises or the Building and provided further that the Tenant shall have, if requested by the Landlord, submitted plans and specifications for such business and trade fixtures to the Landlord and obtained its prior written consent thereto, which consent shall not be unreasonably withheld. All business and trade fixtures owned or installed by the Tenant in or on the Premises shall remain the property of the Tenant and shall be removed by the Tenant at the expiration of the Term or any renewal thereof or at the sooner termination thereof, provided that the Tenant at its expense shall repair any damage to the Premises, the Building and the Land caused by such removal, and provided further, that the Tenant shall not be in default under any covenant or agreement contained herein at the time of such removal, and if in default, the Landlord shall have a lien on the Tenant's business and trade fixtures as security against loss or damage resulting from any such default by the Tenant and the Tenant's business and trade fixtures shall not be removed by the Tenant until such default is cured, unless otherwise directed by the Landlord. The Landlord may elect to require the Tenant to remove all or any part of the business and trade fixtures owned or installed by or on behalf of the Tenant at the expiration or termination of the Term or any renewal thereof, in which event such removal shall be done at the Tenant's expense and the Tenant shall at its expense, repair any damage to the Premises, the Building and the Land caused by such removal. If the Tenant does not remove its business and trade fixtures forthwith after written demand by the Landlord, such property shall, if the Landlord elects, be deemed to become the

Landlord's property or the Landlord may remove the same at the expense of the Tenant and the cost of such removal shall be paid by the Tenant forthwith to the Landlord on written demand, and the Landlord shall not be responsible for any loss or damage to such property as a result of such removal.

5.9  Alterations and Additions

     The Tenant shall not alter or change the position or style of, or add to, the Premises or any part thereof, without in any and every such case having first submitted plans and specifications thereof to the Landlord and having obtained the prior written consent of the Landlord thereto, such consent not to be unreasonably withheld, and, unless otherwise provided by such consent, all such alterations, additions, erections or excavations shall be done either by or under the direction of the Landlord, as the Landlord may determine, but at the cost of the Tenant. All work shall be done in a good and workmanlike manner and at such times and in such manner as the Landlord may approve, and only by contractors or tradesmen approved in writing by the Landlord. The Tenant shall pay to and reimburse the Landlord forthwith on demand for all costs and expenses incurred by the Landlord in the review and approval of any plans and specifications by the Landlord's architects and engineers. The Tenant shall obtain and pay for all required building and occupancy permits in respect of its work as aforesaid. The Tenant shall, at its own cost and expense, take out or cause to be taken out any additional insurance coverage reasonably required by the Landlord to protect the respective interests of the Landlord and the Tenant during all periods when any such work is being performed. Any and all installations, alterations, additions, partitions, improvements or fixtures other than the Tenant's business and trade fixtures in or upon the Premises, whether placed there by the Tenant or the Landlord or a previous occupant of the Premises, shall, immediately upon such placement, become and shall thereafter remain the property of the Landlord without compensation therefor to the Tenant. Notwithstanding anything herein contained, the Landlord shall be under no obligation to repair, maintain, replace or insure such installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by or on behalf of the Tenant or a previous occupant of the Premises. The Landlord may elect that any or all installations, alterations, additions, partitions, improvements or fixtures made or installed by or on behalf of the Tenant hereunder or under the provisions of any previous lease of the Premises to the Tenant or any other tenants be removed at the expiry or earlier termination of the Term or any renewal thereof and it shall be the Tenant's obligation to restore the Premises to the condition in which they were prior to such alterations, installations, additions, improvements, partitioning and fixturing. Such removal and restoration shall be at the sole expense of the Tenant.

5.10 Rail Spur

     If the Building does now or hereafter have access to a railway spur or is now or hereafter served by a railway spur the Tenant shall forthwith execute and deliver any agreements in respect thereof which are required by the railway company or other authority operating the said railway or required by the Landlord, and the Tenant shall observe and perform all terms, conditions, covenants and obligations under the said agreements and any and all requirements whatsoever of the railway company or other authority operating the said railway. The Tenant shall indemnify and save harmless the Landlord from and against any and all loss, cost, expense, damage, claims and liability whatsoever in respect of the use of the railway spur by the Tenant and in respect of the said agreements and all requirements of the railway company or other authority operating the said railway.

5.11 Use of Premises

     The Tenant shall not use the Premises nor allow the Premises to be used for any purpose other than the development and administrative headquarters of the company, nor in any manner inconsistent with such use and occupation, and the Tenant shall not, at any time during the Term or any renewal thereof, commit or suffer to be committed any waste upon the Premises nor shall the Tenant use, exercise, or carry on, or permit or suffer to be used, exercised or carried on, in or upon the Premises, or any part thereof, any noxious, noisome or offensive art, trade, business, occupation or calling, or keep, sell, use, handle or dispose of any merchandise, goods or things which are objectionable, or by which any of the Premises, the Land or the Building or any part thereof may be damaged or injuriously affected, and no act, matter or thing whatsoever shall, at any time during the Term or any renewal thereof, be done in or upon the Premises, or any part thereof, which may result in annoyance, nuisance, grievance, damage or disturbance to other tenants or occupants of the Building or to the occupiers or owners of any other lands or premises or to the holders of any registered easement, right of way or other encumbrance charging the whole or part of the Land or the Building. The Tenant shall use its best endeavours to prevent anything being done on the Premises or the Land which may result in the Land or any part thereof (other than the Premises) being picketed or otherwise subjected to industrial action or demonstrations, political or otherwise. In the event of such picketing, industrial action or demonstrations the Tenant shall forthwith take all action and proceedings necessary to cause such picketing, industrial action and demonstrations to cease without delay. The Tenant shall not place in the Premises any heavy machinery or equipment without first obtaining the consent in writing of the Landlord. The Tenant shall occupy the Premises for the purpose aforesaid continuously and without interruption throughout the Term and any renewal thereof. The Tenant shall immediately advise the Landlord of the presence of and shall do all things necessary to remove, any dangerous condition from time to time existing on the Premises and arising as a result of the act or omission of the Tenant or any person for whom the Tenant is, at law, responsible.

5.12 Signs

     The Tenant shall not, at any time, affix or exhibit or permit to be affixed or exhibited upon any part of the Land, the Building or the Premises any sign, picture, notice, lettering, direction or other advertising or informational device of whatever nature (herein collectively called the "Signs"), except such as shall have been first approved in writing by the Landlord, which approval may be unreasonably withheld, and which comply at all times with the requirements of any lawful authority having jurisdiction over the same, provided that if any of the Signs no longer complies with the terms of the consent given by the Landlord or the requirements of any lawful authority having jurisdiction over the same then the Landlord, after giving the Tenant thirty (30) days' notice, shall have the right at any time to remove any such Signs at the Tenant's expense and the costs, charges and expenses of such removal shall forthwith be paid by the Tenant to the Landlord. The provisions of paragraphs 5.7 and 5.8 hereof shall also apply to the Signs.

5.13 Rubbish

     The Tenant shall keep the Premises clean and tidy and in good order and in particular shall not form or permit to be formed any refuse dump, rubbish heap or scrap heap upon the Premises and the Tenant shall remove, not less frequently than once a month, all refuse, rubbish, scrap and other waste matter which may have accumulated on the Premises.

5.14 Pollution

     The Tenant shall not discharge nor permit the discharge of any oil or grease or any deleterious, objectionable, dangerous, radioactive, poisonous or explosive matter or substance into any waters, ditches, water courses, culverts, drains or sewers and the Tenant shall take all reasonable measures for ensuring that any effluent discharged shall not be corrosive, poisonous or otherwise harmful to or cause obstruction, deposit or pollution within any waters, ditches, water courses, culverts, drains or sewers or to or within any sewage disposal works or to the bacteriological process of sewage purification, and the Tenant shall forthwith at the Landlord's request provide facilities for testing and monitoring the effluent from the Tenant's operations and shall permit the Landlord access to the Premises for the purpose of carrying out such testing and monitoring from time to time. In addition, the Tenant shall not at any time whatsoever dispose of or permit to be disposed of on, in or under the Land, the Building or the Premises, any oil or grease or any deleterious, objectionable, dangerous, poisonous or explosive substance or matter nor permit any such substance or matter to be discharged or accumulated on, in or under the Land, the Building or the Premises, including without limitation, any radioactive matter or substance, any radioactivity, or any microwaves. The Tenant shall construct, maintain and operate every furnace and burner employed on the Premises so as to substantially consume or burn the smoke arising from every furnace and burner and shall not use or suffer any such furnace or burner to be used negligently so that the smoke arising therefrom is not substantially consumed or burned and shall not cause or permit any grit, dust or noxious or offensive effluvia to be emitted from any engine, furnace, burner or apparatus on the Premises without using the best practicable means reasonably available for preventing or counteracting such emissions.

5.15 Abate Nuisance

     Upon written notice to the Tenant from the Landlord or from any lawful authority having jurisdiction requiring the abatement of any nuisance caused by vibration, noise or offensive smell or by any undue emission of smoke, vapour or dust caused by the Tenant or arising directly or indirectly out of the operations carried on upon the Premises, the Tenant shall forthwith abate such nuisance accordingly.

5.16 Obstruction of Roads

     The Tenant shall not permit any vehicles owned by or under the control of the Tenant to cause an obstruction on any roads on the Land and the Tenant shall use its best endeavours to ensure that all persons doing business with the Tenant and their servants and workmen shall not permit any vehicles to cause such obstruction as aforesaid and the Tenant shall also use its best endeavours to ensure that vehicles owned by or under the control of the Tenant, its employees or persons doing business with the Tenant shall observe any regulations and instructions made or given by the Landlord or by any other person, corporation or body having authority to make or give such regulations or instructions with regard to the operation and parking of vehicles on the said roads or other areas provided for the parking of vehicles on the Land.

5.17 No Excavation

     The Tenant shall not excavate, dig or extract any sand, gravel, earth or minerals of any description out of the Premises except for the purpose of building upon the Land insofar as the same is permitted in writing by the Landlord, nor shall the Tenant sink any well on the Premises. Any excess fill material shall, at the option of the Landlord, be placed elsewhere on the Land by the Tenant as directed by the Landlord without any cost or expense to the Landlord and such material shall, upon placement, become the property of the Landlord.

5.18 Stacking Material

     The Tenant shall not stack any materials on the Premises to a greater height than that permitted by any lawful authority having jurisdiction. All stacking shall be kept in a clean and tidy condition.

5.19 No Auctions

     The Tenant shall not permit any sale by auction nor any fire sale, bankruptcy sale, moving sale, going-out-of-business sale or bulk sale to be held upon the Premises or any part thereof.

5.20 Will Not Terminate Agreements

     Except where required to do so by the terms of this Lease, the Tenant shall not enter into, amend or terminate any agreement with any public utility corporation or railway company relating to or in any manner whatsoever affecting the Premises.

5.21 Assignment and Subletting

     (a) The Tenant shall not assign this Lease or any interest therein, nor sublet the Premises or any part thereof, nor part with or share possession of all or any part of the Premises, without the prior written consent of the Landlord, which consent may be unreasonably withheld.

     (b) Notwithstanding and without prejudice to any other provision herein, in the event that the Tenant desires to assign, sublet or part with or share possession of all or any part of the Premises, or to transfer this Lease in any other manner, in whole or in part, or to transfer any estate or interest thereunder, then and so often as such event shall occur the Tenant shall give prior written notice to the Landlord of such desire, specifying therein the proposed assignee, transferee, sublessee or occupier and shall provide to the Landlord such information on the nature of the business of the proposed assignee, transferee, sublessee or occupier and its financial responsibility and standing as the Landlord may reasonably require and the terms and conditions of the proposed assignment, transfer, sublease or possession and shall deliver to the Landlord a copy of the assignment, transfer or sublease intended to be executed by the Tenant and the assignee, transferee or subtenant, and the Landlord shall, within thirty (30) days thereafter, notify the Tenant in writing, that:

          (i)       it consents; or

          (ii)      it  does  not  consent  as  aforesaid  to  the   assignment,
                    transfer, subletting or parting with or sharing possession as the case may be.

     (c) Provided always that no such assignment, transfer, subletting or parting with or sharing possession shall:

          (i) in any manner release the Tenant from its obligations for the payment of the Rent and the observance and performance of the covenants, terms and conditions herein provided; or

          (ii) be made to any person, firm, partnership, or corporation carrying on any business which the Landlord is obliged to restrict by reason of any other lease or contract relating to any other premises located on the Land.

     (d) If the Tenant is a corporation or if this Lease is assigned as aforesaid to a corporation, and if at anytime during the Term any part or all of the corporate shares or voting rights of shareholders of the Tenant shall be transferred by sale, assignment, bequest, inheritance, trust, operation of law or other disposition, or treasury shares be issued so as to result in a change in the control of the said corporation by reason of ownership of greater than fifty (50%) percent of the voting shares of the corporation or otherwise having changed from one person or group of persons to another person or group of persons without the prior written consent of the Landlord, which consent will not be unreasonably withheld, then and so often as such a change of control shall occur the Landlord shall have the right to terminate this Lease at anytime after such change of control by giving the Tenant sixty (60) days' prior written notice of such termination. This subparagraph 5.21(d) shall not apply to the Tenant if on and from the Commencement Date the control of the Tenant is represented by shares listed on a security exchange regulated by governmental authority. The Tenant shall, upon request of the Landlord, make available to the Landlord from time to time for inspection or copying or both, all books and records of the Tenant which, alone or with other data, show the applicability or inapplicability of this subparagraph 5.21(d).

     (e) The Tenant shall not permit any part of the Premises to be used or occupied by any persons other than the Tenant or any subtenants permitted under subparagraph 5.21(b) and the employees of the Tenant and of any such permitted subtenant, and shall not permit any part of the Premises to be used or occupied by any licensee or concessionaire, or permit any persons to be upon the Premises other than the Tenant, such permitted subtenants, and their respective employees, customers and others having business with them.

     (f) The Tenant shall insert in every permitted sublease of the Premises a covenant by the sublessee with the sublessor to produce to the Landlord within one (1) month immediately following the making thereof a copy of every assignment of the sub-demised premises or any part thereof made by the sublessee or the persons deriving title under it.

     (g) The Tenant shall, at the request of the Landlord, require any assignee of the interests of the Tenant hereunder, at the time of such assignment, to enter into a written agreement with the Landlord whereby the assignee covenants and agrees with the Landlord to observe and perform all of the covenants, agreements, provisos, terms and conditions of this Lease, provided that if the Tenant fails to require the assignee to enter into such a written agreement at the Landlord's request the Landlord may refuse to grant its consent to the assignment, or where such consent is not required the assignment shall not be effective until such written agreement is executed by the assignee. Without in any way restricting the generality of the Landlord's right to refuse to consent to an assignment or subletting, the Landlord may refuse to grant its consent to an assignment or subletting in the event that this Lease is not in good standing.

     (h) The Tenant shall forthwith upon demand by the Landlord, pay to or reimburse to the Landlord such administration fee as the Landlord may reasonably charge from time to time together with all solicitors' fees and all other costs, charges, and expenses incurred by the Landlord in connection with the Tenant's request for consent to any assignment, subletting or parting with or sharing of possession.

5.22 Easements

     The Tenant shall not, without the prior written consent of the Landlord, permit any encroachment, right of way, easement or other encumbrance to be made or acquired into, against or upon the Premises or any part thereof.

5.23 Liens

     The Tenant shall permit the Landlord to post and shall keep posted in at least two (2) conspicuous places on the Premises any notices which the Landlord may desire to post under the provisions of the Builders' Lien Act of British Columbia and any statute which may amend or replace such statute. The Tenant shall use its best endeavours so that no claim of lien shall be filed in respect of any work which may be carried out by it or on its behalf on the Premises and, if a claim of lien shall be filed in respect of any such work, the Tenant shall take all necessary steps to have the claim of lien cancelled and discharged from the Land, the Building and the Premises within fifteen (15) days of the date the Tenant has knowledge of such filing and the Tenant shall indemnify and save harmless the Landlord from any and all loss, cost, expense, damage and liability in respect of such claim of lien. The Landlord, in addition to any right or remedy, shall have the right, but shall not be obliged, to discharge any claim of lien from all or any portion of the Land, the Building and the Premises by paying the amount claimed to be due or by procuring a discharge of such liens by deposit in the appropriate court and in any such event the Landlord shall be entitled, if it so elects, to expedite the prosecution of any action for the enforcement of such claim of lien by the lien claimant and to pay the amount of the judgment, if any, in favour of the lien claimant with interest and costs. In any such event the Tenant shall forthwith pay to and reimburse the Landlord for all money expended by the Landlord and all costs and expenses incurred by the Landlord.

5.24 Registered Charges

     The Tenant shall pay all money owed by it under any conditional sale agreement or other charge registered or filed against the Premises, and immediately upon all of the payments having been made thereunder, the Tenant shall obtain a memorandum of satisfaction or other appropriate document of discharge and shall register the same at its own expense in the proper land title office or other appropriate office of public record as the Landlord may require to discharge the same from the title to the Premises.

5.25 Entry for Benefit of Adjoining Premises

     The Tenant shall permit the Landlord, its agents and workmen, and the tenants of any adjoining or neighboring premises and their respective agents and workmen, to enter upon the Premises at all reasonable times so far as may be necessary or useful in order to construct, examine, repair or rebuild any adjoining or neighboring premises, or to cleanse, empty or repair any of the sewers, drains or gutters from the same, or for any other reasonable purpose, provided that the Landlord shall make good all damage occasioned by the exercise of such rights by the Landlord, its agents or workmen, and insofar as any tenant of any adjoining or neighboring premises and its respective agents and workmen are concerned, no such rights shall be exercisable until such tenant and its agents and workmen shall have covenanted with the Tenant to make good all damage occasioned by the exercise of such rights by those of them concerned.

5.26 Exhibit Premises

          The Landlord shall have the right to exhibit the Premises to:

     (a) prospective tenants or subtenants during the six (6) month period prior to the Expiry Date (if the Tenant has not exercised its right of renewal) and during the six (6) month period prior to the end of any renewal of the Term; and

     (b)  the  Landlord's   Mortgagees  and   prospective   mortgagees  and  any
          prospective purchaser of the whole or any part of the Landlord's interest in the Premises;

and for such purposes the Landlord shall have the right of entry to the Premises at any reasonable time, with the approval of the Tenant (such approval not to be unreasonably withheld), and the Tenant at its option may have a servant or agent present at the time of such entry.

5.27 Registration of Lease

     The Tenant covenants and agrees with the Landlord that the Landlord shall not be obliged to execute or deliver this Lease in form registrable under the Land Title Act of British Columbia or any other statute of the Province of British Columbia. All costs and expenses in connection with the registration of this Lease and any plans required for registration shall be borne by the Tenant.

5.28 Compliance with Laws

     The Tenant shall do, observe and perform all of its obligations and all matters and things necessary or expedient to be done, observed or performed by the Tenant by virtue of any law, statute, by-law, ordinance, regulation or lawful requirements of any governmental authority or any public utility or railway company lawfully acting under statutory authority and all demands and notices in pursuance thereof whether given to the Tenant or the Landlord and in any manner or degree affecting the exercise or fulfilment of any right or obligation arising under or as a result of this Lease and affecting the Premises and the use thereof by the Tenant. If any such demand or notice is given lawfully requiring the execution of works by reason of anything done, omitted or permitted by the Tenant, then:

     (a) if such notice is given to the Tenant, the Tenant shall forthwith deliver the same or a true copy thereof to the Landlord and the Tenant shall forthwith, at its own expense, execute to the satisfaction of the Landlord and the person giving such notice all such works as the Landlord may approve in writing in order to comply with the requirements of the said notice; or

     (b) if such notice is given to the Landlord, the Landlord shall notify the Tenant and thereupon the Tenant shall, at its own expense, forthwith execute to the satisfaction of the Landlord and the person giving such notice all such works as the Landlord and the person giving such notice may require in order to comply with the requirements of the said notice.

Notwithstanding the foregoing, the Landlord shall have the right to execute any such works and the Tenant shall afford to the Landlord all necessary access to the Premises and other facilities for that purpose and the Tenant shall, on demand by the Landlord, pay to the Landlord all costs and expenses incurred by the Landlord in executing and performing any and all such works.

5.29 Provide Financial Information

     Whenever the Landlord, in connection with any financing of the Premises or the Land or any part thereof, shall require information relating to the financial position of the Tenant, then the Tenant, within thirty (30) days after receipt by it of a notice in writing from the Landlord requesting such information, shall furnish directly to the prospective lender or lenders copies of the audited financial statements of the Tenant, including balance sheet and statements of profit and loss and surplus or deficit, in respect of each of the five (5) years immediately preceding the year in which such notice is given. All such information shall be used by the lenders in connection with such financing only and shall be supplied to the lenders on the condition that the information be treated on a confidential basis.

5.30 Subordination

     This Lease is and shall be subject, subordinate and postponed to all mortgages, including any debentures and any deeds of trust and mortgages securing bonds and all indentures supplemental thereto (herein collectively called the "Mortgages") which may now or hereafter charge the Land, the Building or the Premises and to all renewals, modifications, consolidations, replacements and extensions of the Mortgages, to the intent that, without execution of any document other than this Lease, the Mortgages and all renewals, modifications, consolidations, replacements and extensions thereof shall have priority over this Lease notwithstanding the respective dates of execution or registration thereof. Without limiting the generality of the foregoing, the Tenant agrees to execute promptly any document in confirmation of such subordination, postponement and priority which the Landlord may request and the Tenant hereby irrevocably constitutes and appoints the Landlord the agent and attorney of the Tenant for the purpose of executing any such document and of making application in the name of the Tenant at any time and from time to time to register postponements of this Lease in favour of any of the Mortgages or any renewal, modification, consolidation, replacement or extension of any of the Mortgages in order to give effect to the foregoing provisions of this paragraph. Provided however, the subordination and postponement of this Lease to any of the Mortgages shall not be effective with respect to a specific Mortgage unless and until the Landlord's Mortgagee holding such Mortgage shall confirm in writing to the Tenant that the Tenant shall have the right, if not in default under this Lease, to remain in possession of the Premises in accordance with the terms of this Lease in the event such Landlord's Mortgagee obtains title to the Premises by way of foreclosure or otherwise.

5.31 Attornment

     Whenever required by any of the Landlord's Mortgagees under any of the Mortgages the Tenant shall attorn to and become a tenant or licensee of such Landlord's Mortgagee or any purchaser from such Landlord's Mortgagee in the event of an exercise by such Landlord's Mortgagees of the power of sale in any of the Mortgages set out, for the then unexpired residue of the Term upon all of the terms and conditions hereof.

5.32 Estoppel Certificate

     The Tenant shall at any time and from time to time upon ten (10) days' prior notice from the Landlord execute and deliver to the Landlord or the Landlord's Mortgagees or a prospective purchaser of the Land, the Building or the Premises or the whole or any portion of the Landlord's interest in the Land, the Building or the Premises, a statement in writing confirming the terms of this Lease, certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the modifications and that the same is in full force and effect as modified), the amount of the Rent then being paid hereunder, the dates to which the Rent and other charges hereunder have been paid, that the Landlord has complied with all the terms of this Lease, that the Premises are acceptable to the Tenant, that the Tenant shall not amend, modify or surrender this Lease or make any prepayment of the Rent other than the Rent for the current month without the prior written consent of the Landlord's Mortgagees, that there are no outstanding set-offs or equities disclosed or undisclosed as between the Landlord and the Tenant, that no money other than a maximum of one month's Rent in accordance with the provisions of the Lease has been prepaid by the Tenant to the Landlord, that the Tenant is aware of the assignment by the Landlord to the Landlord's Mortgagees of all Rents under this Lease, and any other matters pertaining to this Lease in respect of which the Landlord may desire certification. The Tenant hereby irrevocably constitutes and appoints the Landlord the agent and attorney of the Tenant for the purpose of executing and delivering such certificate or certificates for and on behalf of the Tenant.

5.33 Indemnify Landlord

     The Tenant shall indemnify and save harmless the Landlord from and against any and all manner of actions or causes of action, damages, costs, loss or expenses or whatever kind which the Landlord may sustain, incur or be put to by reason of or arising out of this Lease, or any act or omission of the Tenant or any persons for whom the Tenant is, at law, responsible, or from the use or occupation of all or any portion of the Land, the Building and the Premises and without limiting the generality of the foregoing, from the non-observance or non-performance by the Tenant, or any persons for whom the Tenant is, at law, responsible, of any of the obligations imposed under the provisions of any laws, ordinances, regulations or requirements of any federal, provincial, municipal or other authorities, or any of the covenants and agreements in this Lease contained by the Tenant to be observed and performed and such liability to indemnify and save harmless shall survive any termination of this Lease, and the expiry of the Term or any renewal thereof, anything in this Lease to the contrary notwithstanding.

ARTICLE 6 - LANDLORD'S COVENANTS

     The Landlord covenants with the Tenant as follows:

6.1  Quiet Enjoyment

     For quiet enjoyment, subject to the rights of owners or occupiers of the easements and rights-of-way, if any, now or hereafter registered against title to the Land, the Building or the Premises.

6.2  Landlord's Insurance

     (a) Except as may be otherwise provided in this Lease and to the extent that such insurance coverage shall be available at a reasonable cost acceptable to the Landlord, the Landlord shall, during the Term and any renewal thereof, take out and maintain in full force and effect insurance against all risks of physical loss or damage to the Building, and such fixtures and improvements as the Landlord shall determine, including the perils of flood and earthquake and including business interruption or loss of rental income insurance, in amounts equal to the full insurable value thereof, calculated on a replacement cost basis, and subject to such deductibles as the Landlord may reasonably determine. Provided however, the full insurable value shall not include, and the insurance shall not cover, any property of the Tenant, whether owned by the Tenant or held by it in any capacity, nor leasehold improvements whether made by or on behalf of the Tenant.

     (b) The Landlord shall, upon written request by the Tenant, provide the Tenant with evidence from time to time that such insurance has been effected.

     (c) The Landlord may, but shall not be obligated to, take out and carry any other form or forms of insurance as the Landlord or the Landlord's Mortgagees may consider advisable or beneficial, including, without limiting the foregoing, comprehensive liability insurance and boiler and machinery insurance.

     (d) Notwithstanding any contribution by the Tenant to the payment of any insurance premiums or costs as provided for herein, no insurable interest shall be conferred upon the Tenant under policies carried by the Landlord.

6.3  Common Areas and Facilities

     (a) The use and occupation by the Tenant of the Premises shall include the non-exclusive license to use, in common with others entitled thereto, the Common Areas and Facilities, subject, however, to the provisions of this Lease and to the exclusive control, management and direction of the Landlord and subject to the reservations and exceptions set forth in Article 2 of this Lease in respect of any portion of the Common Areas and Facilities. Notwithstanding the foregoing the Landlord shall have the right to alter the location and size of the areas which are the subject of the said licence provided that reasonable access to the Premises is provided to the Tenant.

     (b) The Common Areas and Facilities will at all times be subject to the exclusive control and management of the Landlord and will be provided or designated by the Landlord from time to time for the general use by or for the benefit of the Tenant and its employees, invitees and licensees in common with the other tenants of the Landlord and such others as may be designated by the Landlord. The Landlord has the right from time to time to establish, modify and enforce rules and regulations with respect to the Common Areas and Facilities including those related to their use, maintenance and operation and the rules and regulations in all respect will be observed and performed by the Tenant and the employees, invitees and licensees of the Tenant. The Landlord has the right to change the area, level, location and arrangement of the Common Areas and Facilities including the improvements, facilities, equipment, installations and other rights and things forming from time to time part or parts thereof and to enter into, modify and terminate easement and other agreements pertaining to the use and maintenance thereof, and to construct, maintain and operate lighting facilities and to police the Common Areas and Facilities and to close all or any portion thereof to such extent as may in the reasonable opinion of the Landlord be legally sufficient to prevent a dedication thereof or the accrual or creation of rights to any person or the public therein and to obstruct or close off any or all of the Common Areas and Facilities for the purpose of maintenance or repair and to do and perform such other acts and things in and to the Common Areas and Facilities as the Landlord considers advisable.

     (c) The Tenant covenants that it will and will cause its employees, licensees and invitees to observe all regulations made by the Landlord from time to time with respect to parking on those portions of the Land provided for that purpose and that the Tenant shall supply automobile license numbers of its employees to the Landlord upon request. In particular, the Landlord reserves the right to remove any automobile infringing regulations made by the Landlord with respect to parking from time to time, such removal to be at the risk and expense of the Tenant.

     (d) It is understood and agreed that notwithstanding anything herein to the contrary, the Landlord shall have the right at all times and from time to time, throughout the term of this Lease and any renewal to:

          (i) change the area, size, level, location and/or arrangement of the Building and the Land and any part thereof including the Common Areas and Facilities;

          (ii) construct other buildings, structures or improvements on the Land and make alterations thereof, additions thereto, or re-arrangements thereof, demolish parts thereof, build additional storeys on the Building (and for such purposes to construct and erect columns and support facilities in the Building), and construct additional buildings or facilities adjoining or proximate to the Building;

          (iii) relocate or rearrange the parking areas and other parts of the Common Areas and Facilities from those existing at the Commencement Day, make changes and additions to the pipes, conduits and ducts or other structural and non-structural installations in the Building and the Premises where desirable to serve the Common Areas and Facilities and other premises in the Building or to facilitate expansion or alteration of the Building (including, without limitation, the construction and erection of columns and support facilities) but shall not unreasonably interfere with the use and enjoyment of the Premises beyond the extent necessarily incidental to such changes, additions and installations, and shall make good any damage to the Premises arising in the course of such changes and additions;

          (iv)      add additional lands to the Land; and

          (v)       temporarily  obstruct  or close  off the  Common  Areas  and
                    Facilities   or  any  parts   thereof  for  the  purpose  of
                    maintenance, repair or construction.

          The Landlord agrees to use its reasonable efforts to complete all construction, alterations, maintenance and repairs as expeditiously as possible under the circumstances.

     (e) The Tenant shall not have any right to object to nor any right to any claim of damages, compensation or other sums whatsoever, nor any right of set-off or reduction of the Rent as a result of or on account of any exercise of the Landlord's rights under paragraph 6.3 of this Lease. It is further understood and agreed that the exercise by the Landlord of its rights set forth in paragraph 6.3 of this Lease shall not be deemed to be constructive or actual eviction of the Tenant, nor a breach of any covenant of quiet enjoyment or other covenant contained in this Lease.

ARTICLE 7 - MUTUAL COVENANTS, AGREEMENTS AND PROVISOS

     AND IT IS HEREBY AGREED BY THE LANDLORD AND THE TENANT AS FOLLOWS:

7.1  No Warranties

     The Tenant acknowledges and agrees that no representations, warranties, agreements or conditions have been made other than those expressed herein, and that no agreement collateral hereto shall be binding upon the Landlord unless it be made in writing and duly executed on behalf of the Landlord.

7.2  No Waiver

     (a) The failure of the Landlord to exercise any right or option in connection with any breach or violation of any term, covenant or condition herein contained shall not be deemed to be a waiver or relinquishment of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of the Rent or any portion hereunder by the Landlord shall not be deemed to be a waiver of a preceding breach by the Tenant of any term, covenant or condition of this Lease other than the failure of the Tenant to pay the particular amount of the Rent so accepted, regardless of the Landlord's knowledge of such preceding breach at the time of acceptance of such amount of the Rent.

     (b) The acceptance of any of the Rent from, or the performance of any obligation hereunder by, a person other than the Tenant shall not be construed as an admission by the Landlord of any right, title or interest of such person as a subtenant, assignee, transferee or otherwise in the place and stead of the Tenant.

     (c) The acceptance by the Landlord of a part payment of any money required to be paid hereunder shall not constitute waiver or release of the right of the Landlord to payment in full of such money.

7.3  Notices

     All notices, demands and requests which may or are required to be given pursuant to this Lease shall be in writing and shall be sufficiently given if delivered personally to the party or an officer of the party for whom it is intended or mailed prepaid and registered, in the case of the Landlord and the Tenant to the respective addresses specified on page 1 of this Lease, or at such other addresses in British Columbia as the parties may from time to time advise by notice in writing. The Tenant shall require any mortgagee, assignee or sublessee of the Tenant's interest hereunder to supply their respective mailing addresses to the Landlord. The date of receipt of any such notice, demand or request shall be deemed to be the date of delivery of such notice, demand or request if served personally or if mailed as aforesaid on the third day next following the date of such mailing (excluding Saturdays, Sundays and statutory holidays in British Columbia), unless there is between the date of mailing and actual receipt a mail strike or other labour dispute which adversely affects mail service in British Columbia, in which case:

     (a) the party giving the notice, demand or request shall deliver such notice, demand or request by an alternative method; and

     (b) the time of giving such notice, demand or request shall be the time of actual receipt of such notice, demand or request.

7.4  Damage and Destruction

     (a) If the Premises are damaged by fire or other casualty thereby materially restricting the use of the Premises, then the Annual Basic Rent shall abate only to the extent that the Annual Basic Rent is covered by insurance and paid to the Landlord.

     (b) Except as provided in subparagraph 7.4(c) hereof, if the Premises are damaged by fire or other casualty insured against by the Landlord hereunder, then the damage to the Premises shall be repaired by the Landlord at its expense except that repairs to installations, alterations, additions, partitions, improvements and fixtures made by or on behalf of the Tenant or any previous tenant or occupant of the Premises or any part thereof shall be performed by the Tenant or, at the option of the Landlord, shall be performed by the Landlord at the expense of the Tenant. All repairs which the Landlord is required to make hereunder shall be made with due diligence, provided that the Landlord shall not be liable to the Tenant for any loss or damage suffered by the Tenant as a result of any delay which may arise by reason of adjustment of insurance on the part of the Landlord or on account of labour troubles or any other cause beyond the Landlord's control. The Tenant shall, out of its own money, make up any deficiency necessary to repair, rebuild or make fit the Premises for the purposes of the Tenant, as follows:

          (i) to the extent to which insurance coverage required to be placed under this Lease is unobtainable by the Landlord or is only obtainable at a cost which the Landlord considers unreasonable; and

          (ii) to the extent of the amount of any deductible contained in any insurance policy effected by the Landlord pursuant to its covenant to insure herein contained.

          Where the Landlord finds that insurance coverage required to be placed under this Lease is unobtainable by the Landlord or is only obtainable at a cost which the

          Landlord considers unreasonable, the Landlord shall have so advised the Tenant in writing.

     (c) If, in the Landlord's opinion, the Building in which the Premises are located is damaged by fire or other casualty to the extent that it cannot reasonably be repaired or rebuilt within one hundred twenty
          (120) days after the occurrence of such damage and if the Landlord shall decide not to restore the same then the Landlord shall within ninety (90) days after the happening of such fire or other casualty give to the Tenant a notice in writing of such decision and thereupon the Term and any renewal of this Lease shall expire forthwith and the Tenant shall vacate the Premises and surrender the same to the Landlord. If the Building in which the Premises are located is damaged as aforesaid and the Landlord does not give notice as aforesaid, then the Landlord shall diligently proceed to repair the Building, excluding installations, additions, partitions, improvements and fixtures made by or on behalf of the Tenant or any previous tenant or occupant of the Premises, subject to any reasonable delay which may arise by reason of adjustment of insurance on the part of the Landlord or on account of labour troubles or any other cause beyond the Landlord's control. If the Building in which the Premises are located, excluding installations, additions, partitions, improvements and fixtures made by or on behalf of the Tenant or any previous tenant or occupant of the Premises, is not repaired within nine (9) months from the time of the fire or other casualty causing the damage (subject to such time period being extended by the length of any reasonable delay which may arise by reason of adjustment of insurance on the part of the Landlord or on account of labour troubles or any other cause beyond the Landlord's control) the Tenant may at its option, to be exercised within ten (10) days of the termination of the said period of nine (9) months (or the termination of such later period as extended hereby) by notice in writing, terminate this Lease. Upon the termination of this Lease by the Landlord as provided in this subparagraph 7.4(c) the Tenant's liability for the Rent shall cease as of the day following the fire or casualty, but in the event of the termination of this Lease by the Tenant as provided in this subparagraph 7.4(c) the Rent shall be due and payable for the period of time up to the date of the termination of this Lease by the Tenant.

7.5  Payments by Landlord Regarded as Rent

     If the Tenant shall fail to observe or perform any of the covenants or obligations of the Tenant under or in respect of this Lease the Landlord may from time to time at its discretion perform or cause to be performed any of such covenants or obligations or any part thereof and for such purpose may do such things as may be requisite and may enter upon the Premises to do such things and all costs and expenses incurred and expenditures made by or on behalf of the Landlord shall be forthwith paid by the Tenant to the Landlord and if the Tenant fails to pay the same the Landlord may add the same to the Rent and recover the same by all remedies available to the Landlord for the recovery of Rent in arrears, provided that if the Landlord commences or completes either the performance or the causing to be performed of any of such covenants or obligations or any part thereof, the Landlord shall not be obliged to complete such performance or causing to be performed or be later obliged to act in like fashion. If the Landlord shall suffer or incur any damage, loss, cost or expense whatsoever for which the Tenant is in any way liable hereunder, by reason of any failure of the Tenant to observe or comply with any of the covenants or agreements of the Tenant herein contained, then in every such case the amount of any such damage, loss, cost or expense shall be due and payable by the Tenant to the Landlord on demand by the Landlord and the Landlord shall have the right at its option to add the cost or amount of any such damage, loss, cost or expense to the Rent hereby reserved and any such amount shall thereupon immediately be due and payable as Rent and recoverable by the Landlord by all remedies available to the Landlord for the recovery of Rent in arrears.

7.6  Re-entry on Default

     The Tenant further covenants with the Landlord that in the event of the breach, non-observance or non-performance of any covenant, agreement, stipulation, proviso, condition, rule or regulation herein contained on the part of the Tenant to be kept, performed or observed hereunder and any such breach, non-observance or non-performance shall continue for fifteen (15) days after written notice thereof to the Tenant by the Landlord, or notwithstanding the foregoing, if any payments of the Rent or any part thereof, whether the same are demanded or not, are not paid when they become due, or in case the Premises shall be vacated or become vacated or remain unoccupied for thirty (30) days, or in case the Term shall be taken in execution or attachment for any cause whatsoever, then and in any such case the Landlord in addition to any other remedy now or hereafter provided may re-enter and take possession immediately of the Premises or any part thereof in the name of the whole by force if necessary without any previous notice of intention to re-enter and may remove all persons and property therefrom and may use such force and assistance in making such removal as the Landlord may deem advisable to recover at once full and exclusive possession of the Premises and such re-entry shall not operate as a waiver or satisfaction in whole or in part of any right, claim or demand arising out of or connected with any breach, non-observance or non-performance of any covenant or agreement on the part of the Tenant to be kept, observed or performed.

7.7  Execution

     If the Term or any renewal thereof or any of the goods and chattels of the Tenant shall at any time during the Term or any renewal thereof be seized or taken in attachment by any creditor of the Tenant or if a writ of execution, sequestration or extent shall issue against the goods and chattels of the Tenant or if the Tenant shall execute any chattel mortgage or bill of sale of its goods and chattels (other than one incidental to any public issue of bonds, debentures or other securities of the Tenant or to any reorganization of the Tenant or its amalgamation with any other company) or if any petition or other application is presented to any court of competent jurisdiction for the dissolution, liquidation or winding up of the Tenant or for the appointment of a receiver or receiver and manager, or if the Tenant shall become bankrupt or insolvent or take the benefit of any statute now or hereafter in force for bankrupt or insolvent debtors, or if the Tenant shall abandon or attempt to abandon the Premises, or if the Premises shall be used for any purpose other than that for which they were let without the prior written consent of the Landlord, or if the Tenant shall make an assignment for the benefit of creditors or shall make any sale or other disposition of its goods and chattels pursuant to or which should legally have been done pursuant to any legislation relating to bulk sales
(except one incidental to any reorganization of the Tenant, if any, or its amalgamation with any other company), then and in every case the then current and the next ensuing three (3) months' Annual Basic Rent, the Additional Rent for the current year (to be determined at rates estimated by the Landlord acting reasonably) and any additional money owing hereunder shall immediately become due and payable; and the Landlord may re-enter and take possession of the Premises, or any part thereof in the name of the whole, and have again, repossess and enjoy the Premises in its former estate, anything herein to the contrary notwithstanding, as though the Tenant were holding over after the expiration of the Term, and the Term and any renewal thereof shall, at the option of the Landlord, forthwith become forfeited and determined and the then current and the next ensuing three
(3) months' Annual Basic Rent, the Additional Rent for the current year (to be determined at rates estimated by the Landlord acting reasonably) and any additional money owing hereunder shall be recoverable by the Landlord as if it were Rent in arrears, but the Tenant shall remain liable under this Lease.

7.8  Sale and Reletting

     The Tenant further covenants and agrees that on the Landlord becoming entitled to re-enter upon the Premises under any of the provisions of this Lease the Landlord, in addition to all other rights and remedies, shall have the right to enter the Premises as the agent of the Tenant either by force or otherwise, without being liable for any prosecution therefor and to relet the Premises as the agent of the Tenant, and to receive all rent therefor, and as agent of the Tenant to take possession of any business and trade fixtures of the Tenant and any goods and property whatsoever on the Premises and to sell the same at public or private sale without notice and to apply the proceeds of such sale and any rent derived from reletting the Premises, after deducting its costs of conducting such sale and its costs of reletting, in payment of the Rent due under this Lease, and the Tenant shall be liable to the Landlord for any deficiency.

7.9  Termination

     The Tenant further covenants and agrees that on the Landlord becoming entitled to re-enter upon the Premises under any of the provisions of this Lease, the Landlord in addition to all other rights and remedies shall have the right to determine forthwith this Lease and the Term or any renewal thereof by giving notice in writing addressed to the Tenant of its intention so to do, and thereupon the Rent shall be computed, apportioned and paid in full to the date of such determination of this Lease, and any other payments for which the Tenant is liable under this Lease shall be paid and the Tenant shall forthwith deliver up possession of the Premises to the Landlord and the Landlord may re-enter and take possession of the Premises.

7.10 Distress

     Whensoever the Landlord shall be entitled to levy distress against the goods and chattels of the Tenant it may use such force as it may deem necessary for the purpose and for gaining admission to the Premises without being liable for any action in respect thereof or for any loss or damage occasioned thereby and the Tenant hereby expressly releases the Landlord from all actions, proceedings, claims or demands whatsoever for or on account of or in respect of any such forcible entry or any loss or damage sustained by the Tenant in connection therewith. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Premises at any time during the Term or any renewal thereof shall be exempt from levy by distress for Rent in arrears.

7.11 Landlord's Expenses Enforcing Lease

     If it shall be necessary for the Landlord to retain the services of any person for the purpose of assisting the Landlord in enforcing any of its rights hereunder or otherwise available at law, the Landlord shall be entitled to collect from the Tenant the cost of all such services including, but not limited to, all legal fees and disbursements incurred in enforcing the Landlord's rights hereunder and in connection with all necessary court proceedings at trial or on appeal on a solicitor and own client basis, as if the same were Rent reserved and in arrears hereunder.

7.12 Remedies Cumulative

     No remedy conferred upon or reserved to the Landlord under this Lease, by statute or otherwise, shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy available to the Landlord and all such remedies and powers of the Landlord may be exercised concurrently and from time to time and as often as the Landlord deems expedient.

7.13 Damage or Injury

     The Landlord shall not be liable for any personal injury, death or property loss or damage sustained by the Tenant, or its employees, agents, sublessees, licensees or those doing business with it in the Premises or anywhere on the Land, no matter how caused, and the Tenant shall indemnify the Landlord against all actions or liabilities arising out of such personal injury, death or property damage or loss. The Tenant hereby releases the Landlord and its officers, agents and employees from all claims for damages or other expenses arising out of such personal injury, death or property loss or damage. Without limiting the foregoing, the Landlord shall not be liable for any personal injury, death or property loss or damage sustained by the Tenant or its employees, agents, sublessees, licensees or invitees in the Premises or anywhere on the Land caused by theft or breakage or by steam, water, rain, snow, radioactive materials, microwaves, deleterious substances, gases, pollutants or any other materials or substances which may leak into, issue or flow from any part of the Land or any adjacent or neighboring premises or lands and premises or from the water, steam or drainage pipes or plumbing works of the same or from any place, or any loss or damage caused by or attributable to the condition or arrangements of any electric or other wiring or any damage caused by anything done or omitted to be done by any other tenant or occupant of the Land, and the Tenant shall indemnify the Landlord against all actions or liabilities arising out of such personal injury, death or property damage or loss. The Tenant hereby releases the Landlord and its officers, agents and employees from all claims for damages or other expenses arising out of such personal injury, death or property loss or damage.

7.14 Holding Over

     If the Tenant shall hold over after the expiration of the Term or any renewal thereof and the Landlord shall accept the Rent or any portion thereof the new tenancy thereby created shall be deemed a monthly tenancy and not a yearly tenancy and shall be subject to the covenants and conditions herein contained insofar as the same are applicable to a tenancy from month to month, except that if the Tenant remains in possession without the Landlord's written consent, the monthly instalments of Annual Basic Rent shall be two (2) times the monthly instalments of Annual Basic Rent payable for the last month of the Term or any renewal thereof, prorated on a daily basis for each day that the Tenant remains in possession, and in addition the Tenant shall be liable for all costs, expenses, losses and damages resulting or arising from the failure of the Tenant to deliver up possession of the Premises to the Landlord.

7.15 Inability to Perform

     Whenever and to the extent that the Landlord shall be unable to fulfill, or shall be delayed or restricted in the fulfilment of any obligation hereunder by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfill any such obligation or by reason of any statute, law or order-in-council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the Landlord shall be entitled to extend the time for fulfilment of such obligation by a time equal to the duration of such delay or restriction, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort or damage thereby occasioned, and shall not be entitled to cancel or terminate this Lease.

7.16 Interest

     Interest on any money due to the Landlord under this Lease shall be paid by the Tenant and shall accrue at the rate of eighteen (18%) percent per annum, such rate of interest to be calculated and compounded monthly, not in advance, from the respective date upon which any such money becomes due to the Landlord.

7.17 Rules and Regulations

     The Tenant shall observe and shall cause its employees, servants, invitees, licensees, agents and all others over whom the Tenant exercises any control to observe faithfully and comply with such reasonable rules and regulations as the Landlord may from time to time adopt for the Land and the buildings and improvements on the Land. Nothing in this Lease shall be construed to impose upon the Landlord any duty or obligation to enforce the rules and regulations or the terms, covenants or conditions in any other lease against any other tenant of premises on the Land, and the Landlord shall not be liable to the Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees or any other person.

7.18 Expropriation

     If the whole of the Building shall be acquired or condemned by an authority having the power for such acquisition or condemnation then the Term and any renewal thereof shall cease from the date of entry by such authority. Nothing herein contained shall prevent the Landlord or the Tenant or both from recovering damages from such authority for the value of their respective interests or for such other damages and expenses allowed by law.

7.19 Accrual of Annual Basic Rent

     The Annual Basic Rent shall accrue from day to day. Where the calculation of any Additional Rent is not made until the termination or expiry of this Lease, the obligation of the Tenant to pay such Additional Rent shall survive the termination or expiry of this Lease and such amounts shall be payable by the Tenant upon demand by the Landlord.

7.20 Metric Equivalent

     Wherever there is any reference in this Lease to a measurement or an area or the requirement for a measurement or calculation of an area any such measurement or area may be expressed in either units of imperial measurement or their metric equivalent as published by Canada Mortgage and Housing Corporation or any other agency of the Government of Canada designated by the Landlord.

7.21 Net Lease

     It is the intention of the parties hereto that this Lease shall be a net lease and that the Rent provided to be paid to the Landlord hereunder shall be net to the Landlord and shall yield to the Landlord the entire such rental during the Term and any renewal thereof without abatement for any cause whatsoever except as set forth in subparagraph 7.4(a). Save as specifically set forth in this Lease, all costs, expenses and obligations of every kind and nature whatsoever relating to the Premises, whether or not herein referred to and whether or not of a kind now existing or within the contemplation of the parties hereto, shall be paid by the Tenant.

7.22 Governing Law

     This Lease shall be construed in accordance with, and governed by, the laws of the Province of British Columbia.

7.23 Number and Gender

     Where required the singular number shall be deemed to include the plural and the neuter gender the masculine or feminine.

7.24 Covenants

     The Landlord and the Tenant agree that all of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate provision thereof. Should any provision or provisions of this Lease be illegal or not enforceable it or they shall be considered separate and severable from this Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

7.25 Time of the Essence

     Time shall be of the essence of this Lease, save as herein otherwise specified.

7.26 Headings

     Any captions, headings and marginal notes throughout this Lease are for convenience and reference only and the words and phrases contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope or intent of this Lease nor in any way affect this Lease.

7.27 Enurement

     This Lease shall extend to, be binding upon and enure to the benefit of the Landlord and the Tenant and their respective heirs, executors, administrators, successors and permitted assigns.

7.28 Joint and Several Liability

     All covenants, liabilities and obligations entered into or imposed upon the Tenant, if more than one person, and the Landlord, if more than one person, shall be joint and several covenants, liabilities and obligations.

7.29 Continuation of Obligations

     This Lease and the obligation of the Tenant hereunder shall continue in full force and effect notwithstanding any change in the person or persons comprising the Landlord.

7.30 Landlord's Limit of Liability

     The term "Landlord" as used in this Lease so far as covenants or obligations on the part of the Landlord are concerned shall be limited to mean the Landlord as hereinbefore set out while it retains its interest in the Premises, but upon a sale, transfer or other disposition of that interest, the Landlord shall be automatically relieved after the date of such sale, transfer or other disposition of and from all liability arising out of the requirement for performance of any obligations on the part of the Landlord herein contained, it being understood and agreed hereby that the obligations contained in this Lease on the part of the Landlord shall be binding upon the Landlord, its successors and assigns, only during and in respect of the respective successive periods of its interest in the Premises. The Tenant agrees to attorn to a purchaser, transferee or person acquiring the interest of the Landlord in the Premises, such attornment to be effective and self-operative without the necessity of the execution of any further instrument on the part of the Landlord, the Tenant or any other person.

7.31 Consents

     (a) Wherever and whenever the approval or consent of the Landlord is required to be obtained, such approval or consent may be given by such officer, agent, committee, person or persons as may from time to time be nominated or appointed in writing by the Landlord for such purpose, and any such power of nomination or appointment may be delegated by the Landlord. Such nominees, appointees or delegates shall have the right to withhold approval of or consent to and may reject any matter or thing submitted for approval or consent, and every such approval or consent given shall be in writing and may contain such conditions and stipulations as the Landlord may deem fit.

     (b) Whenever the Landlord shall withhold its leave, consent or approval, in any case where its leave, consent or approval is required under this Lease, the Landlord shall not be deemed to be withholding such leave, consent or approval unreasonably if the reason therefor is the due preservation of a standard of planning and maintenance as high as that required by the Landlord elsewhere on the Land.

7.32 Amendments

     This Lease shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall not be modified, amended or waived except by an instrument in writing duly executed and delivered by the parties hereto or by their successors and permitted assigns.

7.33 Schedule "C"

     The provisions contained in Schedule "C" attached hereto (if any) are incorporated in and form part of this Lease.


IN WITNESS WHEREOF the parties hereto have duly executed and delivered this Lease as of the day and year first above written.

THE CORPORATE SEAL of Ableauctions.com Inc. )
hereunto affixed in the                     )
presence of:                                )
                                            )
/s/ illegible                               )
------------------------------------------  )    C/S
Authorized Signatory - Abdul Ladha          )

THE CORPORATE SEAL of Derango Resources Inc.)
was hereunto affixed in the                 )
presence of:                                )
                                            )
/s/ illegible                               )
------------------------------------------  )    C/S
Authorized Signatory - Abdul Ladha          )

                                  SCHEDULE "A"

                              Plan of the Building
                              --------------------

                                (to be attached)

                                  SCHEDULE "B"

                                Plan of Premises
                                ----------------

                                (to be attached)
                        (Premises to be outlined in red)

                                  SCHEDULE "C"


7.34 Renewal

     The Landlord covenants and agrees with the Tenant that if the Tenant duly and punctually pays the Rent and observes and performs the covenants, provisos and agreements contained in this Lease on its part to be paid, observed and performed, then the Tenant shall have the option, to be exercised by giving to the Landlord written notice (herein called the "First Renewal Notice") not more than nine (9) months and not less than six (6) months prior to the Expiry Date, to renew this Lease for a further term of five (5) years (herein called the "First Renewal Term") on the terms and conditions of this Lease, except for this paragraph 7.34 and except that the amount of the Annual Basic Rent for the Premises during the First Renewal Term is to be determined by agreement between the Landlord and the Tenant no later than three (3) months after the date on which the Landlord receives the First Renewal Notice from the Tenant and failing such agreement within such period, the amount of the Annual Basic Rent for the Premises during the First Renewal Term shall be the rent on that date being three (3 ) months prior to the Expiry Date which would be paid as between the Landlord and a willing tenant dealing at arm's length for premises in the Municipality of Burnaby reasonably comparable to the Premises, as determined by arbitration as hereinafter set forth. Provided however, the amount of the Annual Basic Rent for the Premises during the First Renewal Term shall not be less than the amount of the Annual Basic Rent for the Premises payable during the Term. The Landlord and the Tenant covenant and agree that upon receipt of the First Renewal Notice by the Landlord, the Tenant shall be obligated to lease the Premises from the Landlord and the Landlord shall be obligated to lease the Premises to the Tenant on the terms and conditions set forth in this paragraph
7.34. Prior to the commencement of the First Renewal Term the Landlord shall prepare and complete a renewal lease and the Tenant shall, within fifteen (15) days after receipt thereof, duly execute and deliver to the Landlord the renewal lease as prepared and completed by the Landlord.

     The Landlord covenants and agrees with the Tenant that if the Tenant duly and punctually pays the Rent and observes and performs the covenants, provisos and agreements contained in this Lease on its part to be paid, observed and performed, then the Tenant shall have the option, to be exercised by giving to the Landlord written notice (herein called the "Second Renewal Notice") not more than nine (9) months and not less than six (6) months prior to the Expiry Date, to renew this Lease for a further term of five (5) years (herein called the "Second Renewal Term") on the terms and conditions of this Lease, except for this paragraph 7.34 and except that the amount of the Annual Basic Rent for the Premises during the Second Renewal Term is to be determined by agreement between the Landlord and the Tenant no later than three (3) months after the date on which the Landlord receives the Second Renewal Notice from the Tenant and failing such agreement within such period, the amount of the Annual Basic Rent for the Premises during the Second Renewal Term shall be the rent on that date being three (3) months prior to the Expiry Date which would be paid as between the Landlord and a willing tenant dealing at arm's length for premises in the Municipality of Burnaby reasonably comparable to the Premises, as determined by arbitration as hereinafter set forth. Provided however, the amount of the Annual Basic Rent for the Premises during the First Renewal Term shall not be less than the amount of the Annual Basic Rent for the Premises payable during the Term. The Landlord and the Tenant covenant and agree that upon receipt of the First Renewal Notice by the Landlord, the Tenant shall be obligated to lease the

Premises from the Landlord and the Landlord shall be obligated to lease the Premises to the Tenant on the terms and conditions set forth in this paragraph
7.34. Prior to the commencement of the First Renewal Term the Landlord shall prepare and complete a renewal lease and the Tenant shall, within fifteen (15) days after receipt thereof, duly execute and deliver to the Landlord the renewal lease as prepared and completed by the Landlord.

7.35 Arbitration

     If under the provisions of this Lease the Landlord and the Tenant have failed to agree as to the amount of the Annual Basic Rent payable for the Premises with respect to the First Renewal Term by the date required hereunder, the determination of the Annual Basic Rent shall be referred to a single arbitrator to be agreed upon by the Landlord and the Tenant and failing agreement as to such arbitrator within ten (10) days after either party shall have demanded the appointment of such arbitrator, then upon the application of either the Landlord or the Tenant, the arbitrator shall be appointed by a Judge of the Supreme Court of British Columbia. The determination by the arbitrator shall be final and binding upon the Landlord and the Tenant, and their respective successors and permitted assigns. In making the determination of the amount of the Annual Basic Rent for the First Renewal Term the arbitrator shall follow the basis for determination set forth in the paragraph 7.34 hereof. The fees and expenses of the arbitrator shall be borne by the Tenant. The provisions of this paragraph shall be deemed to be a submission to arbitration within the provisions of the Commercial Arbitration Act, and any statutory modifications or re-enactment thereof, provided that any limitations on the remuneration of the arbitrator imposed by such legislation shall not be applicable. The arbitration shall be held in the City of Vancouver, British Columbia, unless otherwise agreed in writing by the Landlord and the Tenant. It is understood and agreed by the Landlord and the Tenant that until the amount of the Annual Basic Rent for the First Renewal Term is finally determined, the Tenant shall pay to the Landlord monthly instalments on account of the Annual Basic Rent equal to the monthly instalment of Annual Basic Rent payable for the month immediately preceding the First Renewal Term. Once the arbitrator has determined the amount of the Annual Basic Rent for the First Renewal Term then the Annual Basic Rent paid as aforesaid shall be adjusted to reflect the Annual Basic Rent as determined for the First Renewal Term and the Tenant shall, forthwith upon request by the Landlord, pay to the Landlord interest at the rate set forth in paragraph 7.16 of this Lease on the amount by which the monthly instalments of the Annual Basic Rent for the First Renewal Term as finally determined exceed the monthly instalments paid by the Tenant on account of the Annual Basic Rent during the First Renewal Term, such interest to be computed and to accrue from the date of commencement of the First Renewal Term until the Landlord receives payment in full of the shortfall in the Annual Basic Rent.

7.36 Additional Covenants

     The Landlord and the Tenant hereby covenant and agree each with the other:

     (a)  Deleted

     (b) Without limiting the generality of paragraph 1.26 of this Lease, "Tenant's Taxes" shall also include any value added or sales tax or any similar tax which may at any time be imposed or levied by any lawful authority and which in any way relates, either directly or indirectly, to any or all of the Rent to be paid by the Tenant to the Landlord pursuant to this Lease, whether such tax is payable by or assessed against the Tenant or the Landlord and, notwithstanding anything herein contained, regardless of whether or not such tax is payable in connection with income tax payable by the Landlord, all to the intent that any value added or sales tax or similar tax shall be the responsibility of the Tenant to pay or if paid by the Landlord, the Tenant shall reimburse the Landlord for the amount of such tax immediately upon demand by the Landlord.

     (c) The business to be conducted upon and from the Premises shall be known by the name "Ableauctions.com Inc." and by no other name whatsoever without the prior written consent of the Landlord.

     (d) Without limiting the generality of anything else herein contained, the Tenant shall be responsible for the replacement of fluorescent tubes in the Premises.

     (e) Without limiting the generality of paragraph 5.6 of this Lease, the Tenant acknowledges that it has inspected the Premises and accepts the Premises on an "as is" basis and the Landlord is not obligated to make any leasehold improvements.

     (f) The Tenant has prior to execution of this Lease delivered to the Landlord a deposit in the amount of $4,665.20 which is to be applied towards the Basic Rent for September, 1999 and the last month's Basic Rent, provided that if at any time the deposit or any part has not been so applied by the Landlord and the Tenant fails to comply with its obligations under this Lease, the Landlord may at its option and without prejudice to any other rights and remedies of the Landlord, apply the deposit or any part thereof towards curing such default. Without limiting the generality of the foregoing, the application by the Landlord towards curing the said default shall in no manner whatsoever limit the Landlord's right to sue for and recover actual damages suffered or to terminate the Lease or otherwise limit any of the other rights and remedies of the Landlord.